                                                                 EXHIBIT 10.8(h)

                        ASSIGNMENT OF LEASES AND RENTS


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Borrower: Travis Boats & Motors Baton     Lender: Hibernia National Bank
          Rouge, Inc. (TIN:                       TIN: 72-0210640
          721224466)                              Loan Administration Department
          14389 Florida Boulevard                 440 Third Street
          Baton Rouge, LA 70819                   Baton Rouge, LA 70801
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THIS ASSIGNMENT OF LEASES AND RENTS IS DATED JULY 14, 1995, between Travis Boats
& Motors Bator Rouge, Inc., whose address is 14369 Florida Boulevard, Baton Rouge, LA 70819 (referred to below as "Grantor"); and Hibernia National Bank, whose address is Loan Administration Department, 440 Third Street, Baton Rouge, LA 70801 (referred to below as "Lender").

DEFINITIONS. The following words shall have the following meanings when used in this Assignment. Terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. l0:
9-101, et seq.). All references to dollar amounts shall mean amounts In lawful money of the United States of America.

     ASSIGNMENT. The word "Assignment" means this Assignment of Leases and Rents between Grantor and Lenders, and includes without limitation all assignments and security interest provisions relating to the Rents.

     COLLATERAL. The word "Collateral" refers individually, collectively and interchangeably to any and all of Grantor's present and future rights, interest and remedies in, to and under any and all present and future Leases, including without limitation, any and all rents, income, profits, revenues, royalties, bonuses, accounts receivable, cash or security deposits, advance rentals and other payments and benefits derived or to be derived from such Leases, of every nature and kind, further including Grantor's rights to enforce such Leases and to receive and collect payment and proceeds thereunder.

     EVENT OF DEFAULT. The words "Event of Default" mean individually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default".

     GRANTOR.  The word "Grantor" means Travis Boats & Motors Baton Rouge, Inc..

     INDEBTEDNESS. The word "Indebtedness" means individually, collectively and interchangeably to any and all present and future loans, advance financial accommodations and other extensions of credit obtained or to be obtained by Grantor from Lender, from time to time, one or more times now and in the future under a certain Commercial Loan Agreement dated July 14, 1995, and any and all promissory notes evidencing such present and/or future loans, financial accommodations, or other credit advances, including without limitation, Grantor's Note to Lender, and any and all amendments thereto and/or substitutions therefor and/or renewals, extensions or refinancings thereof, as well as any and all other obligations and liabilities that Grantor may now and in the future owe to or incur in favor of Lender, whether direct or indirect or by way of assignment or purchase of a participation interest, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, whether individually or with others on a joint, several or solidary basis, as a principal obligor, or as a surety, of every nature and kind whatsoever, and whether related or unrelated, or whether committed or purely discretionary, up to maximum principal amount outstanding at any one or more times, from time to time, not to exceed U.S. $50,000,000.00, together with interest costs, expenses, attorneys' fees and other fees and charges, whether or not any of the Indebtedness may become barred under any statute limitations or prescriptive period or may become unenforceable or voidable for any reason.

     LEASES. The word "Leases" refers individually, collectively and interchangeably to all of Assignor's right, title and interest in and to any and all present and future leases, subleases, tenancies and/or occupancies affecting all or any part of the Property defined below, as well as any substitution, amendment, extension or renewal of such leases and/or lease guaranties which may be executed or which may arise in the future during the existence of this Assignment.

     LENDER. The word "Lender" means Hibernia National Bank TIN: 72-0210640, its successors and assigns, and any subsequent holder or holders, of the Note, or any interest therein.

     NOTE. The word "Note" means the promissory note or credit agreement dated July 14, 1995, in the original principal amount of $480,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

     PROPERTY.  The word "Property" means the following described immovable
     (real) property specifically described as follows:

          SEE ATTACHED EXHIBIT

     together with any and all present and future building(s), improvements, attachments, fixtures, rights, ways, privileges, servitudes and easements of every type and description, now and/or in the future relating to the immovable (real) property, and any and all items and fixtures attached and/or forming integral or component parts of the immovable (real) property in accordance with the Louisiana Civil Code.

     The Real Property or its address is commonly known as 14369 Florida Boulevard, Baton Rouge, LA 70819.

     RELATED DOCUMENTS. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANT OF SECURITY INTEREST. Grantor assigns, pledges and hereby grants Lender a continuing security interest in the above-described, Collateral to secure the prompt and punctual payment and satisfaction of the Indebtedness. This Assignment shall remain in effect until such time as this Assignment and the security interests created hereby are terminated and cancelled by Lender under a written cancellation instrument in favor of Lender.

COLLATERAL TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor affirms that its assignment and pledge of the aforesaid Collateral is intended to and shall secure any and all present and future Indebtedness in favor of Lender, as may be outstanding from time to time, one or more times, up to the maximum principal dollar limitations set forth above, together with interest, costs, expenses, attorneys' fees and other fees and charged with the continuing preferences and priorities provided under applicable Louisiana law.

DELIVERY OF DOCUMENTS. Contemporaneous with the execution of this Assignment, Grantor shall deliver to Lender or Lender's designated agent any and all documents, Instruments and other writings evidencing or giving rise to the Collateral. As long as this Assignment remains in effect, Grantor shall immediately deliver to Lender or to Lender's designated agent any and all future documents, instruments or other writings applicable or in any way germane to such Collateral.

NOTICE TO OBLIGORS. Upon request by Lenders, Grantor shall immediately notify individual lessees, sublessees and/or obligors under the Collateral advising such lessees, sublessees and/or obligors of the fact that their obligations have been assigned to Lender. In the event that Grantor should fail to provide such notice for any reason upon request by Lender, Grantor agrees that Lender may forward appropriate notices to such lessees, subleases and/or obligors, either in Lender's name or in the name of Grantor.

GRANTOR'S OBLIGATIONS AS LESSOR. Grantor shall faithfully perform any and all of Grantor's obligations as lessor or sublessor of the Property, with Grantor further agreeing not to do, neglect to do, or permit to be done, anything that may result in the modification, substitution or termination of any such Lease, or the obligations of any lessee or sublessee, or any other person, or which may diminish or impair the value of any Lease, or rents provided therein, or the Interests of Grantor or Lender therein or thereunder. Grantor shall further immediately notify Lender in writing of any default, substitution, cancellation, or notice of cancellation under any such Lease. Grantor will not without the prior written consent of Lender, which consent shall not be unreasonably withheld: (a) cancel, terminate, or accept a surrender or permit any substitution, cancellation, termination or surrender of any Lease; (b) modify any Lease as to reduce the term thereof, or the payments thereunder, or change any renewal provisions contained therein; commence any summary proceeding or other action to recover possession of any of the Property, other than a proceeding brought in good faith resulting from a default by the lessee or sublessee under the terms and conditions of the Lease; (d) receive or collect, or permit the receipt or collection of, any rental payments under any Lease except in accordance with the terms and conditions of the Lease previously approved by Lender in writing; (e) take any other action with respect to any Lease that may tend to impair the security of Lender under this Assignment; (f) lease, sublease, or extend any present Lease other than in the manner provided for therein, or enter into any future Leases of all or any portion of the Property except on the base terms reasonably obtainable, under Leases which shall in all respects be satisfactory to Lender as to the form and substance, and the credit standing of the respective lessees or sublessees thereunder; or
(g) sell, assign, or otherwise transfer any such Lease.

DEFAULT UNDER GRANTOR'S OBLIGATIONS. Should Grantor for any reason fail to comply with Grantor"s obligations under the above referenced Collateral, Lender may make additional advances on Grantor's behalf and/or take such other action or actions as Lender may deem proper within its sole discretion, to perform such obligations on Grantor's behalf and to cure and rectify any such default or defaults and/or to prevent additional defaults on Grantor's part. All additional sums advanced by Lender for such purposes, together with interest thereon at the rate provided under the Note.

14-1995                        ASSIGNMENT OF LEASES AND PARTS              PAGE
LOAN NO                                  (CONTINUED)
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other instrument(s) evidencing the Indebtedness, shall constitute additional
Indebtedness secured by this Assignment.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Assignment:

     DEFAULT UNDER LOAN AGREEMENT. Should an event of default occur or exist under the terms of Grantor's Loan Agreement in favor of Lender.

     DEFAULT UNDER THE INDEBTEDNESS. Should Grantor default in the payment of principal or interest under any of the Indebtedness.

     DEFAULT UNDER THIS AGREEMENT. Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Assignment.

     DEFAULT UNDER OTHER AGREEMENTS. Should any event of default occur or exist under any Related Document which directly or indirectly secures repayment of any of the Indebtedness.

     OTHER DEFAULTS IN FAVOR OF LENDER. Should Grantor or any Guarantor default under any other loan, extension of credit, security agreement, or obligation in favor of Lender.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Grantor or any Guarantor default under any loan, extension of credit, security agreement, purchase ??? sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property, or Grantor??? or any Guarantor's ability to perform their respective obligations under this Assignment or any Related Document, or pertaining to the Indebtedness.

     INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Grantor or any Guarantor occur or exist.

     READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under an??? Insolvency law be brought by or against Grantor or any Guarantor.

     ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Grantor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

     RECEIVERSHIP. Should a receiver of all or any part of Grantor's property, or the property of any Guarantor, be applied for or appointed.

     DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Grantor or any Guarantor be commenced.

     FALSE STATEMENTS. Should any representation or warranty of Grantor or any Guarantor made in connection with the Indebtedness prove to be incorrect or misleading in any respect.

     INSECURITY. Should Lender deem itself to be insecure with regard to repayment of the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, In addition to any other rights or remedies provided by law:

     LENDER'S RIGHT TO ACCELERATE. Should one or more Events of Default occur or exist under this Assignment, as provided above, Lender shall have the right, at its sole option, to accelerate the maturity of and to declare any and all Indebtedness then owed to Lender to be immediately due and payable. Lender shall have the further right, again at its sole option, to exercise and/or pursue any of the rights and remedies granted to Lender under this assignment or otherwise.

     SALE OF COLLATERAL. Subject to any mandatory requirements under applicable Louisiana law, should any one or more Events of Default occur ??? exist under this Assignment, as provided above, Lender shall have the right, at its sole option, to sell or otherwise dispose of and deliver ??? Collateral, or any part or parts thereof, or interests therein, or agree to do so, in one or more parcels, at private or public sale or sales, at any exchange or at any of Lender's offices or elsewhere, at such prices and on such terms as Lender may deem best, for cash or on credit or for future delivery, without the assumption of any credit risk, and without any further demand upon Grantor for performance, advertisement, appraisal, or notice of any kind, all of which are expressly waived to the extent permitted under applicable law.

     Grantor expressly grants to Lender the full and irrevocable power to sell the Collateral, or any part or parts thereof, in the manner hereinabove specified without the intervention of any court and without any formalities other than those provided above. For purposes of selling the Collateral, Lender is hereby made and constituted the agent and attorney-in-fact of Grantor, such agency being coupled with an interest. Grantor recognizes that Lender may not be able to effect a public sale of all or a part of the Collateral and Lender may be compelled or deem it best to resort to one or more private sales to a restricted group of purchasers. At any such private sale, Lender and/or anyone on whose behalf Lender shall act, or anyone else, may be the purchaser of the Collateral, and any and all of the rights and interests so sold, and may thereafter hold the same absolutely free of any claim or right whatsoever, including any right of equity of redemption of Grantor, anyone claiming through Grantor, and the title acquired by the purchaser(s) of the Collateral, and any such sale shall be indefeasible as though such sale had been made in a valid, judicial proceeding. Lender need not give Grantor more than five (5) days' notice of the time and place of any such private sale or of the time after which such a private sale may take place, which notice Grantor hereby deems to be reasonable; provided, however, that Lender may, at any time and at its sole discretion, and without notice to Grantor, sell any of the Collateral for which a market exists at the market price of such Collateral.

     SPECIFIC PERFORMANCE. Lenders may, in addition to the foregoing remedies, or in lieu thereof, in Lender's sole discretion, commence an appropriate action against Grantor seeking specific performance of any covenant contained herein or in aid of the execution or enforcement of any power herein granted.

     CUMULATIVE REMEDIES. Lender's Remedies upon any default under this Assignment shall be cumulative in nature and nothing under this Assignment shall be construed as to limit or restrict the options and remedies available to Lender following default, or to in any way limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any co-makers, guarantors, sureties and/or endorsers of the indebtedness, and/or to proceed against any other collateral directly or indirectly securing such Indebtedness.

LENDER'S RIGHT BEFORE OR AFTER DEFAULT TO PROCEEDS AND PAYMENTS. Lender shall have the additional right, at any time and for any reason, whether or not an event of default exists under this Assignment, to directly collect and receive the benefit of all obligations and all proceeds and/or payments assigned to Lender under this Assignment, as such amounts and/or obligations become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all records and other documentation, in form requested by Lender, with regard to the Collateral. Grantor further unconditionally agrees that Lender shall have the right to notify individual lessees, sublessees and/or obligors under such obligations to pay such proceeds and payments directly to Lender at an address to be designated by Lender and to do any and all other things as Lender may deem necessary and proper, within its sole discretion, to carry out the terms and intent of this Assignment. Lender shall have the further right, where appropriate and within Lender's sole discretion, to file suit, either in its own name or in the name of Grantor, to enforce any obligations and/or to collect any and all such proceeds and payments that may now and in future be due and owing under the Collateral. Grantor agrees that Lender may compromise or take such other actions, either in Grantor's name or in the name of Lender, as Lender may deem appropriate within its sole judgment, with regard to collection and payment of the same, without affecting the liability of Grantor under this Assignment or under the Indebtedness secured hereby.

In order to further permit the foregoing, Lender shall have the additional irrevocable right, coupled with an Interest to: (a) remove any and all of Grantor's documents, files and records related or pertaining to the Collateral from any premises where the same shall then be located; (b) at Grantor's sole cost and expense, use such of Grantor's personnel, supplies and space at Grantor's place or places of business as may be necessary, with Lender's sole discretion, to properly administer the Collateral and/or to handle collections thereon; (c) receive, open and dispose of all mail addressed to Grantor pertaining to any of the Collateral; (d) notify the postal authorities to change the address and delivery of mail addressed to Grantor pertaining to any of the Collateral, to such address as Lender may designate; (e) endorse Grantor's name on any and all notes, acceptances, checks, drafts, money orders or other evidence of payment of the Collateral that may come into Lender's possession, and to deposit or otherwise collect the same, applying such funds to the unpaid balance of Indebtedness in the manner provided below; (f) prepare and mail invoices relating to the Collateral; (g) send verifications of the Collateral to the lessees, sublessees and/or obligors thereunder; and (h) execute in Grantor's name affidavits and/or notices with regard to any lien rights available to Grantor under such the Collateral.

GRANTOR'S RECEIPT OF PROCEEDS AND PAYMENTS. In the event that Grantor should, for any reason, receive any proceeds or payments assigned under this Assignment, and Grantor should then deposit such proceeds or payments in one or more of Grantor's deposit accounts, no matter where located, Lender shall have the additional right following default under this Assignment, to attach any deposit accounts in which such proceeds or payments were deposited, whether or not such proceeds or payments were commingled with other funds of Grantor, and whether or not such proceeds or payments then remain on deposit in such an account or accounts. To this end, Grantor additionally grants Lender a continuing security interest in any and all funds that Grantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other financial institutions as well as money market accounts with other types of entities, in which Grantor may at any time deposit any such proceeds or payments.

APPLICATION OF PROCEEDS AND PAYMENTS. Any and all accounts, proceeds and/or payments that Lender receives and collects, whether resulting from the public or private sale of the Collateral subject to this Assignment, or as otherwise provided hereunder, shall be applied first to reimburse Lender for costs of collecting the same (including, but not limited to, attorneys' fees incurred by Lender), with the balance being applied to principal. Interest costs, expenses, attorneys' fees and other fees and charges under the Indebtedness in such order and with such preferences priorities as Lender shall determine within its sole discretion. Any remaining amounts shall be returned to Grantor as its interests may appear.

ASSIGNMENT OF INDEBTEDNESS; TRANSFER OF RIGHTS. Grantor hereby recognizes and agrees that Lender may assign all or any portion of the

07-14-1995                 ASSIGNMENT OF LEASES AND RENTS                  PAGE
LOAN NO                          (CONTINUED)
===============================================================================

Indebtedness to one or more third party creditors. This may Include sales of participation interests in the Indebtedness to third party creditors. Grantor specifically agrees and consents to all such transfers and assignments and further waives any subsequent notice of such transfers or assignments may be provided under applicable Louisiana law. Grantor additionally agrees that any and all of Grantor's other and future loans, extensions of credit liabilities and obligations in favor of such a third party assignee will be secured by the Collateral transferred to the assignee, subject to the maximum principal dollar limitation provided above. Grantor further agrees that Lender may transfer all or any portion of the Collateral to such a third party assignee, in which case Lender will be fully released from any and all of its obligations and responsibilities to Grantor with regard to the transferred Collateral. Any third party creditor to whom the Collateral is transferred will acquire all of Lender's rights and powers with respect to the transferred Collateral, with Lender retaining all powers and rights with regard to any of the Collateral which are not transferred to another party.

REPRESENTATIONS AND WARRANTIES OF GRANTOR. Grantor represents and warrants to Lender that: (a) Grantor is, and will continue to be, the legal and beneficial owner of the Collateral; (b) Grantor has the right, power and authority to enter into this Assignment, to assign and pledge Collateral to Lender to secure repayment of the Indebtedness; (c) Grantor's execution and delivery of this Assignment and Grantor's performance hereunder, will not result in any violation of any provision of Grantor's Articles of Incorporation or Bylaws or violate or constitute a default under terms of any agreement, indenture or other instrument, license, judgment, degree, order, law, statute, ordinance or other governmental rule regulation applicable to the Collateral or any of Grantor's property; (d) Grantor has not made any previous assignments or pledges or otherwise encumbered any of the Collateral: (e) upon the proper filing of this Assignment, this Assignment shall create a valid first lien in favor of Lender upon and perfect a security interest in, such Collateral, subject to no prior security interest, lien, charge, encumbrance or agreement purporting to grant any third party a security interest in any of the Collateral; (f) such Collateral represents and/or will represent bona fide obligations of the lessees, sublessees and/or other obligors thereunder, free of any offset, compensation, deduction or counterclaim; (g) such Collateral is and will continue to be in full compliance with all applicable state and federal laws and regulations; and (h) this Assignment is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and other representations and warranties set forth in this Assignment, shall be continuing in nature and shall remain in full force and effect until such time as this Assignment is cancelled in the manner provided hereinabove.

PROTECTION OF LENDER'S SECURITY INTERESTS. Grantor will be fully responsible for any losses that Lender may suffer as a result of anyone other than Lender asserting any rights or interest in or to all or any part of the Collateral. Grantor agrees to appear in and to defend all actions of proceedings purporting to affect Lender's security interests in any of the Collateral subject to this Assignment and any of the rights and powers granted Lender hereunder. In the event that Grantor fails to do what is required of it under this Assignment, or if any action or proceeding is commenced naming Lender as a party or affecting Lender's security interests in the Collateral or the rights and powers granted to Lender under this Assignment, then Lender may, without demand upon Grantor and without releasing Grantor from any of its obligations under this Assignment, do whatever Lender believes is necessary and proper within its sole discretion to protect the security of this Assignment. Grantor agrees to reimburse Lender for its expenses associated therewith, including without limitation, Lender's attorneys' fees, which additional costs and expenses shall be secured by this Assignment.

INDEMNIFICATION OF LENDER. Grantor agrees to Indemnify, defend, save and hold Lender harmless from any and all claims, losses, costs, expenses (including, without limitation, Lender's attorney's fees), demands, liabilities, penalties, fines and forfeiture of any nature whatsoever which may be asserted against or incurred by Lender arising out of or in any manner occasioned by this Assignment or any rights conferred upon Lender, hereunder. The foregoing Indemnification shall survive the cancellation of this Assignment as to all matters arising or accruing prior to such cancellation and the foregoing indemnification shall further survive in the event that Lender elects to exercise any of the remedies as provided under this Assignment.

ADDITIONAL OBLIGATIONS OF GRANTOR. The following shall constitute additional obligations of Grantor under this Assignment:

     ADDITIONAL COLLATERAL. In the event that any of the Collateral should become unsatisfactory to Lender for any reason, Grantor agrees to immediately provide Lender with additional collateral security as may then be acceptable to Lender.

     NO SALE OR ENCUMBRANCE. As long as this Assignment remains in effect, Grantor unconditionally agrees not sell, assign, pledge or create or permit to exist any lien or security Interest in or against any of the Collateral in favor of any person or entity other than Lender.

     NO SETTLEMENT OR COMPROMISE. Grantor will not, without the prior written consent of Lender, compromise, settle, adjust or extend any of the Collateral.

     BOOKS AND RECORDS. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral, which books and records shall at all times be open to inspection and copying by Lender or its designated agent. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor at such reasonable times as Lender may designate.

     VERIFICATIONS. Lender or Lender's agents may periodically contact individual lessees, sublessees and/or obligors whose obligations have been assigned and pledged hereunder in order to verify such obligations, determine whether such lessees, sublessees and/or obligors have any offsets or counterclaims against Grantor, and with respect to such other matters about which Lender may inquire.

     NOTIFICATION OF LENDER. Grantor shall promptly deliver to Lender all written notices, and shall promptly give Lender written notice of any other notices received by Grantor, with respect to the Collateral, and Lender will promptly give like notice to Grantor of such notices received by Lender or its nominee.

     ADDITIONAL DOCUMENTS. Grantor further agrees to execute and deliver to Lender upon request all additional documents which Lender may deem necessary and proper, within its sole discretion, to better reflect the true intent of this Assignment.

LIMITED OBLIGATIONS OF LENDER. Beyond the exercise of reasonable care to assure the safe custody of any documents relating to the Collateral delivered to Lender, Lender shall have no duty or liability to preserve any of the Collateral and shall be relieved of all responsibility upon surrendering to Grantor the various documents, instruments and other writings relating thereto than in Lender's possession.

EFFECT OF WAIVERS. Grantor has waived, and/or does by these presents waive, demand, presentment for payment, protest, notice of protest and notice of non-payment under any and all of the Indebtedness secured by this Assignment. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion with regard to the Indebtedness and agrees that Grantor shall remain liable together with all guarantors, endorsers and sureties of the Indebtedness on a "joint and several" or "solidary" basis. Grantor further agrees that discharge or release of any person who is or will be liable under any of the Indebtedness, or the release of any collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing Grantor, and/or the Collateral, and/or any other party or parties guaranteeing payment of the Indebtedness, who shall remain liable to Lender, and/or of releasing any other collateral that is not expressly released by Lender.

Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement or agreements governing repayment of the Indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor and/or of releasing the Collateral, and/or any other party or parties guaranteeing payment of the Indebtedness from their respective obligations to Lender, and/or of releasing any other collateral directly or indirectly securing repayment of the Indebtedness. In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of the Lender to exercise any of the rights and remedies granted to Lender under this Assignment or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that, should Grantor default under any of the Indebtedness in favor of Lender, any waiver or forbearance on the part of Lender shall be binding upon Lender only if the forbearance is in writing.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Assignment.

     ACCEPTANCE. This Assignment is accepted by Lender in the State of Louisiana.

     CAPTION HEADINGS. Caption headings of the sections of this Assignment are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Assignment, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     GOVERNING LAW. This Assignment shall be governed and construed in accordance with the laws of the State of Louisiana.

     POWERS OF ATTORNEY. The various agencies and powers of attorney conveyed on Lender under this Assignment are granted for purposes of security and may not be revoked by Grantor until such time as the same are renounced by Lender.

     SEVERABILITY. If any provision of this Assignment is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Assignment and the balance of this Assignment shall be interpreted as if the deleted provision never existed.

     SOLE DISCRETION OF LENDER. Whenever Lenders consent or approval is required under this Assignment, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender, and Lender's decision shall be final and conclusive.

     SUCCESSORS AND ASSIGNS BOUND; SOLIDARY LIABILITY. Grantor's obligations and agreements under this Assignment shall be binding upon Grantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Assignment shall inure to the benefit of Lender's successors and assigns, as well as to all subsequent holders of the Indebtedness. In the event that there is more than one Grantor under this Assignment all of the agreements and obligations made and/or incurred by Grantors under this Assignment shall be on a "solidary" or "joint and several" basis, and each Grantor severally agrees that any Grantor, acting alone or with other

  14-1995                 ASSIGNMENT OF LEASES AND RENTS                   PAGE
  LOAN NO                          (CONTINUED)
===============================================================================

     Grantors agree, concur or consent to each such additional loan or other extension of credit.

     ADDITIONAL DEFINITION OF NOTE. The word "Note" shall also mean and include the notes or credit agreements dated July 14, 1995 in the principal amount of $70,000.00, dated May 30, 1995 in the principal amount of $800,000.00 and dated May 30, 1995 in the principal amount of $100,000.00, from Grantor to Lender, together with all substitutions or replacements notes therefor, as well as all renewals, extensions modifications, refinancings, consolidations and substitutions of and for the notes or credit agreements.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF LEASES AND RENTS, AND GRANTOR AGREE TO ITS TERMS.

GRANTOR:

Travis Boats & Motors Baton Rouge, Inc.

By:/s/ Cornelius James McManus
   -----------------------------------------------
   Cornelius James McManus a/k/a Jim McManus, Vice President

================================================================================

One (1) certain lot and one-half (1/2) of a certain lot or parcel of ground together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurentances and advantages thereunto belonging or in anywise appertaining, situated and lying partly in what was formerly the 9th Ward and partly in what was formerly the 7th Ward of the Parish of East Baton Rouge, Louisiana, and designated according to a map showing the survey of FLORIDA HIGHWAY ACRES, being portions of Section 4, 5 and 74, T-7-S, R-2-E, in the Parish of East Baton Rouge, Louisiana, as LOT NUMBER THIRTY-NINE and the WEST ONE-HALF OF LOT FORTY (39 and West 1/2 of 40), said subdivision, said portion of Lot 39 measuring One Hundred Fifty (150) feet on the north side of the Baton Rouge-Hammond Highway, by a depth of One Thousand Four Hundred Seventy-Seven and 1/10 (1,477.10) feet between parallel lines, and the said West 1/2 of Lot 40 Measuring Seventy-Five (75) Feet front on the north side of the Baton Rouge-Hammond Highway by a depth of One Thousand Four Hundred Seventy-Seven and 1/10 (1,477.10) feet between parallel lines.





                                                    ORIG  439  BNDL  10624

                                                    FILED AND RECORDED
                                                    EAST BATON ROUGE PARISH, LA.

                                                    1995 SEPT 05   PM 01:46:34
                                                    FTL BK    FOLIO
                                                          DOUG WELBORN
                                                    CLERK OF COURT & RECORDER

                                                    CERTIFIED TRUE COPY
                                                    BY  [SIGNATURE ILLEGIBLE]
                                                      -------------------------
                                                    DEPUTY CLERK & RECORDER